Exhibit 99.2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Sardar Biglari, signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by the undersigned in the securities of The Steak n Shake Company (“Steak n Shake”), including, without limitation, all filings on Schedule 13D (as defined below) to the extent required under applicable law, all filings on Forms 3, 4 and 5 (as defined below) to the extent required under applicable law, all filings and notices under the Indiana Business Corporation Law to the extent required, and all other matters related, directly or indirectly, to Steak n Shake (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the Investment and related agreements to file such Schedules 13D jointly with Sardar Biglari and his affiliates;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all authentication documents required to be submitted to the United States Securities and Exchange Commission (the “SEC”) in connection with obtaining the electronic Form ID required to generate the undersigned’s EDGAR access codes;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until May 1, 2010 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of April, 2009.

Dash Acquisitions LLC

By:	/s/ Jonathan Dash
Jonathan Dash, President

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Sardar Biglari, signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by the undersigned in the securities of The Steak n Shake Company (“Steak n Shake”), including, without limitation, all filings on Schedule 13D (as defined below) to the extent required under applicable law, all filings on Forms 3, 4 and 5 (as defined below) to the extent required under applicable law, all filings and notices under the Indiana Business Corporation Law to the extent required, and all other matters related, directly or indirectly, to Steak n Shake (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the Investment and related agreements to file such Schedules 13D jointly with Sardar Biglari and his affiliates;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all authentication documents required to be submitted to the United States Securities and Exchange Commission (the “SEC”) in connection with obtaining the electronic Form ID required to generate the undersigned’s EDGAR access codes;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until May 1, 2010 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of April, 2009.

/s/ Jonathan Dash
Jonathan Dash

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Sardar Biglari, signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by the undersigned in the securities of The Steak n Shake Company (“Steak n Shake”), including, without limitation, all filings on Schedule 13D (as defined below) to the extent required under applicable law, all filings on Forms 3, 4 and 5 (as defined below) to the extent required under applicable law, all filings and notices under the Indiana Business Corporation Law to the extent required, and all other matters related, directly or indirectly, to Steak n Shake (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the Investment and related agreements to file such Schedules 13D jointly with Sardar Biglari and his affiliates;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all authentication documents required to be submitted to the United States Securities and Exchange Commission (the “SEC”) in connection with obtaining the electronic Form ID required to generate the undersigned’s EDGAR access codes;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until May 1, 2010 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of April, 2009.

/s/ Natasha Sedaghat
Natasha Sedaghat

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Sardar Biglari, signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by the undersigned in the securities of The Steak n Shake Company (“Steak n Shake”), including, without limitation, all filings on Schedule 13D (as defined below) to the extent required under applicable law, all filings on Forms 3, 4 and 5 (as defined below) to the extent required under applicable law, all filings and notices under the Indiana Business Corporation Law to the extent required, and all other matters related, directly or indirectly, to Steak n Shake (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the Investment and related agreements to file such Schedules 13D jointly with Sardar Biglari and his affiliates;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all authentication documents required to be submitted to the United States Securities and Exchange Commission (the “SEC”) in connection with obtaining the electronic Form ID required to generate the undersigned’s EDGAR access codes;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until May 1, 2010 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of April, 2009.

/s/ Shawn Sedaghat
Shawn Sedaghat